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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 5, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                        1-31447                 74-0694415
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                1111 LOUISIANA
                HOUSTON, TEXAS                                      77002
   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

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ITEM 5. OTHER EVENTS.

RATING AGENCY ACTION

          On December 5, 2003, Standard & Poor's Ratings Services affirmed its corporate credit ratings on CenterPoint Energy, Inc. ("CenterPoint Energy"), CenterPoint Energy Houston Electric, LLC and CenterPoint Energy Resources Corporation. In addition, the outlook was revised to negative from stable. The outlook revision followed Reliant Resources, Inc.'s announcement that it is unlikely to exercise its option to purchase CenterPoint Energy's interest in Texas Genco Holdings, Inc.
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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CENTERPOINT ENERGY, INC.


Date:  December 9, 2003                  By:  /s/ James S. Brian
                                            -------------------------------
                                              James S. Brian
                                              Senior Vice President and
                                              Chief Accounting Officer